UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒               Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TCP CAPITAL CORP.

SPECIAL VALUE CONTINUATION PARTNERS, LP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

TCP CAPITAL CORP.
SPECIAL VALUE CONTINUATION PARTNERS, LP
2951 28th Street, Suite 1000
Santa Monica, California 90405

March    , 2013

Dear Stockholder or Limited Partner:

You are cordially invited to attend the 2013 Annual Meeting of stockholders of TCP Capital Corp., a Delaware corporation ("TCPC"), and the Special Meeting of limited partners of Special Value Continuation Partners, LP ("SVCP," and together with TCPC, the "Funds"), or the "Joint Meeting," to be held on Wednesday, May 1, 2013, at 12:30 p.m., Pacific Time, at Double Tree Suites, 1707 Fourth Street, Santa Monica, California 90401-3310. The notice of Joint Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the Joint Meeting:

(i) the stockholders of TCPC will be asked to elect five Directors to the Board of Directors of TCPC;

(ii) the common limited partners of SVCP, including the stockholders of TCPC voting on a pass-through basis, and the preferred limited partners of SVCP, voting together as a single class, will be asked to elect five Directors to the Board of Directors of SVCP;

(iii) the stockholders of TCPC will be asked to consider and vote on a proposal to authorize TCPC, with approval of its Board of Directors, to sell shares of TCPC's common stock at a price or prices below its then current net asset value per share in one or more offerings, subject to certain limitations set forth in the proxy statement (including, without limitation, that the number of shares sold on any given date does not exceed 25% of TCPC's then outstanding common stock immediately prior to such sale); and

(iv) the stockholders of TCPC will be asked to consider and vote on a proposal to authorize TCPC, with approval of its Board of Directors, to issue warrants, options and other rights to subscribe for, convert to, or purchase shares of TCPC's common stock in one or more offerings.

It is important that you be represented at the Joint Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Joint Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the Joint Meeting, you may revoke your proxy prior to its exercise and vote in person at the Joint Meeting. Your vote is very important to us. I urge you to submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please call our solicitor, D.F. King & Co., at 1-800-901-0068.

Further, from time to time we may repurchase a portion of our common shares and are notifying you of this ability as required by applicable securities law.

Sincerely yours,
Howard M. Levkowitz Director and Chief Executive Officer of the Funds

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

TCP CAPITAL CORP.
SPECIAL VALUE CONTINUATION PARTNERS, LP
2951 28th Street, Suite 1000
Santa Monica, California 90405
(310) 566-1003

NOTICE OF JOINT MEETING
TO BE HELD ON MAY 1, 2013

To the Stockholders of TCP Capital Corp. and
Limited Partners of Special Value Continuation Partners, LP:

The 2013 Annual Meeting of stockholders of TCP Capital Corp., a Delaware corporation ("TCPC"), and the Special Meeting of limited partners of Special Value Continuation Partners, LP ("SVCP," and together with TCPC, the "Funds"), or the "Joint Meeting," will be held on Wednesday, May 1, 2013, at 12:30 p.m. Pacific Time, at Double Tree Suites, 1707 Fourth Street, Santa Monica, California 90401-3310, for the following purposes:

1. For the stockholders of TCPC to elect five Directors to the Board of Directors of TCPC to serve until the 2014 Annual Meeting of stockholders of TCPC, or until his successor is duly elected and qualifies;

2. For the common limited partners of SVCP, including the stockholders of TCPC voting on a pass-through basis, and the preferred limited partners of SVCP, voting together as a single class, to elect five Directors to the Board of Directors of SVCP to serve until his successor is duly elected and qualifies;

3. For the stockholders of TCPC to consider and vote on a proposal to authorize TCPC, with approval of its Board of Directors, to sell shares of TCPC's common stock (during the next 12 months) at a price or prices below its then current net asset value per share in one or more offerings, subject to certain limitations set forth in the proxy statement (including, without limitation, that the number of shares sold on any given date does not exceed 25% of TCPC's then outstanding common stock immediately prior to such sale);

4. For the stockholders of TCPC to consider and vote on a proposal to authorize TCPC, with approval of its Board of Directors, to issue warrants, options and other rights to subscribe for, convert to, or purchase shares of TCPC's common stock in one or more offerings; and

5. To transact such other business as may properly come before the Joint Meeting and any adjournments, postponements or delays thereof.

You have the right to receive notice of and to vote at the Joint Meeting if you were a stockholder or limited partner of record at the close of business on March 4, 2013. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Joint Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the meeting, you may revoke your proxy prior to its exercise and vote in person at the meeting. In the event that there are not sufficient stockholders or limited partners, as applicable, present for a quorum or sufficient votes to approve a proposal at the time the Joint Meeting is convened, the Joint Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Funds.

If you have any questions about the proposals to be voted on, please call our solicitor, D.F. King & Co., at 1-800-901-0068.

By Order of the Board of Directors of each Fund,
Howard M. Levkowitz Director and Chief Executive Officer of the Funds

Santa Monica, California
March      , 2013

This is an important meeting. To ensure proper representation at the Joint Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Joint Meeting, you still may attend the Joint Meeting, revoke your proxy, and vote your shares in person.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

TCP CAPITAL CORP.
SPECIAL VALUE CONTINUATION PARTNERS, LP
2951 28th Street, Suite 1000
Santa Monica, California 90405
(310) 566-1003

JOINT PROXY STATEMENT

2013 Annual Meeting of Stockholders and Special Meeting of Limited Partners

This proxy statement, or this Proxy Statement, is furnished in connection with the solicitation of proxies by the Boards of Directors of TCP Capital Corp., a Delaware corporation ("TCPC") and Special Value Continuation Partners, LP ("SVCP," and together with TCPC, the "Funds"), for use at the 2013 Annual Meeting of stockholders of TCPC and the Special Meeting of limited partners of SVCP, or the "Joint Meeting," to be held on Wednesday, May 1, 2013, at 12:30 p.m. Pacific Time, at Double Tree Suites, 1707 Fourth Street, Santa Monica, California 90401-3310, and at any postponements, adjournments or delays thereof. This Proxy Statement, the accompanying proxy card and each Fund's Annual Report for the fiscal year ended December 31, 2012 are first being sent to stockholders and limited partners on or about March     , 2013. For simplicity, this Proxy Statement sometimes uses the term "shareholders" to include stockholders of TCPC and limited partners of SVCP, uses the terms "we," "us" or "our" to include both the Funds, uses the term "shares" to include shares of common stock and common and preferred limited partner interests, and uses the term "common shares" to include common shares of stock and common limited partner interests.

It is important that every shareholder authorize a proxy so that we can achieve a quorum and hold the Joint Meeting. The presence at the Joint Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

We have engaged a proxy solicitor, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.

We encourage you to vote, either by voting in person at the Joint Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Joint Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as Directors and FOR the proposal to authorize TCPC, with the approval of its Board of Directors, to sell its common shares (during the next 12 months) at a price or prices below TCPC's then current net asset value per share in one or more offerings, subject to certain limitations set forth herein (including, without limitation, that the number of shares sold on any given date does not exceed 25% of TCPC's then outstanding common stock immediately prior to such sale) and FOR the proposal to authorize TCPC, with approval of its Board of Directors, to issue warrants, options and other rights to subscribe for, convert to, or purchase TCPC's common shares in one or more offerings.

If you are a "shareholder of record" (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Funds' Chief Compliance Officer in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Joint Meeting. Any shareholder of record attending the Joint Meeting may vote in person whether or not he or she has previously authorized a proxy.

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If your shares are held for your account by a broker, trustee, bank or other institution or nominee, you may vote such shares at the Joint Meeting only if you obtain proper written authority from your institution or nominee and present it at the Joint Meeting. Please bring with you a legal proxy or letter from the broker, trustee, bank or other institution or nominee confirming your beneficial ownership of the shares as of the record date, March 4, 2013.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

For information on how to obtain directions to attend the Joint Meeting in person, please contact our solicitor, D.F. King & Co., at 1-800-901-0068.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
JOINT MEETING TO BE HELD ON MAY 1, 2013

The following materials relating to this Proxy Statement are available at http://www          :

•	this Proxy Statement;

•	the accompanying Notice of Joint Meeting; and

•	each Fund's Annual Report for the fiscal year ended December 31, 2012.

Purpose of Joint Meeting

The Joint Meeting has been called for the following purposes:

1.	For the stockholders of TCPC to elect five Directors to the Board of Directors of TCPC to serve until the 2014 Annual Meeting of stockholders of TCPC, or until his successor is duly elected and qualifies;

2.	For the common limited partners of SVCP, including the stockholders of TCPC voting on a pass-through basis, and the preferred limited partners of SVCP, voting together as a single class, to elect five Directors to the Board of Directors of SVCP to serve until his successor is duly elected and qualifies;

3.	For the stockholders of TCPC to consider and vote on a proposal to authorize TCPC, with approval of its Board of Directors, to sell shares of TCPC's common stock (during the next 12 months) at a price or prices below its then current net asset value per share in one or more offerings, subject to certain limitations set forth herein (including, without limitation, that the number of shares sold on any given date does not exceed 25% of TCPC's then outstanding common stock immediately prior to such sale);

4.	For the stockholders of TCPC to consider and vote on a proposal to authorize TCPC, with approval of its Board of Directors, to issue warrants, options and other rights to subscribe for, convert to, or purchase shares of TCPC's common stock in one or more offerings; and

5.	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

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Voting Securities

You may vote your shares at the Joint Meeting only if you were a shareholder of record at the close of business on March 4, 2013 (the "Record Date"). As of the close of business on the Record Date, TCPC had common shares outstanding and net assets of $               . As of the close of business on the Record Date, SVCP had $                of common limited partner interests outstanding and 6,700 Series A Cumulative Preferred Interests outstanding and net assets of $               . Each share is entitled to one vote, except that holders of common limited partner interests of SVCP are entitled to one vote for each 0.01% of common limited partner interests owned. TCPC owns 100% of the common limited partner interests in SVCP. However, TCPC will "pass-through" its votes to its common shareholders and vote all of its interests in SVCP in the same proportion and manner as such shareholders vote their common shares.

Quorum Required

Shares that are present at the Joint Meeting, but then abstain, including by reason of so called "broker non-votes," will be treated as present for purposes of establishing a quorum. However, abstentions and "broker non-votes" on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.

If a quorum is not present at the Joint Meeting or if there are not sufficient votes to approve a proposal, the chairman of the Joint Meeting or, if a shareholder vote is called, the shareholders who are present at the Joint Meeting may adjourn the Joint Meeting from time to time to permit further solicitation of proxies.

For TCPC, the holders of a not less than one-third of TCPC's shares issued and outstanding and entitled to vote at the Joint Meeting, present in person or represented by proxy, will constitute a quorum at the Joint Meeting for the transaction of business. For SVCP, the holders of one-third of SVCP's outstanding limited partnership interests entitled to vote at the Joint Meeting, present in person or by proxy, will constitute a quorum at the Joint Meeting for transaction of business for which a vote of all partners of SVCP is being taken. The holders of one-third of SVCP's outstanding limited partnership interests of a class or classes entitled to vote at the Joint Meeting, present in person or by proxy, will constitute a quorum at the Joint Meeting of such class or classes for transaction of business on which a vote of holders of such class or classes is being taken.

Vote Required

Proposal I. Election of TCPC Directors. The election of a Director requires the affirmative vote of a plurality of TCPC's shares entitled to vote represented in person or by proxy at the Joint Meeting so long as a quorum is present. If you vote to "Withhold Authority" with respect to a nominee, your shares will not be voted with respect to the person indicated. Because TCPC requires a plurality of votes to elect each such Director, withheld votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 1.

Proposal II. Election of SVCP Directors by all Limited Partners. The election of a Director requires the affirmative vote of a plurality of SVCP's common limited partnership interests, including the shares of TCPC voting on a pass-through basis, and preferred limited partnership interests entitled to vote represented in person or by proxy at the Joint Meeting so long as a quorum is present. If you vote to "Withhold Authority" with respect to a nominee, your limited partnership interests will not be voted with respect to the person indicated. Because SVCP requires a plurality of votes to elect each such Director, withheld votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 2.

Proposal III. To Authorize TCPC to Sell Its Common Shares (During the Next 12 Months) at a Price or Prices Below TCPC's Then Current Net Asset Value Per Share in One or More Offerings. Approval of this proposal may be obtained by the affirmative vote of (1) a majority of the outstanding common shares entitled to vote at the Joint Meeting; and (2) a majority of the outstanding common shares entitled to vote at the Joint Meeting that are not held by affiliated persons of TCPC. The Investment Company Act of 1940, or 1940 Act, defines "a majority of the outstanding shares" as: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of a company, whichever is the less. Abstentions and broker non-votes on Proposal III will have the effect of a vote against this proposal.

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Proposal IV. To Authorize the Issuance of Warrants, Options or Other Rights to Subscribe for, Convert to, or Purchase TCPC's Common Shares. Assuming the presence of a quorum, the affirmative vote of a majority of TCPC's shares entitled to vote and represented in person or by proxy at the Joint Meeting is required to approve this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation. If a quorum is not present or there are not enough votes to approve a proposal at the Joint Meeting, the chairman of the meeting or, if a shareholder vote is called, the shareholders who are present in person or by proxy, may adjourn the Joint Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal.

If a quorum is present, a shareholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

We will bear the expense of the solicitation of proxies for the Joint Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Joint Meeting and proxy cards. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by Directors, officers or employees of the Funds, Tennenbaum Capital Partners, LLC, or the Advisor, which is each Fund's investment adviser, and/or SVOF/MM, LLC, or the GP, which is each Fund's administrator and the general partner of SVCP. The Advisor and the GP are located at 2951 28th Street, Suite 1000 Santa Monica, California 90405. No additional compensation will be paid to Directors, officers or regular employees for such services.

Each Fund has also retained D.F. King & Co., Inc., to assist in the solicitation of proxies for a fee of approximately $7,500 plus out-of-pocket expenses.

Shareholders may provide their voting instructions by telephone or through the Internet. These options require shareholders to input the control number which is located on each proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

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Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

Our Directors are divided into two groups—interested directors and independent directors. Interested directors are "interested persons" of the Funds, as defined in the 1940 Act.

The following table sets forth, as of March 4, 2013, certain ownership information with respect to each Fund's shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common shares of either Fund or the preferred shares of SVCP and the beneficial ownership of each current Director, the nominee for Director, each Fund's executive officers, and the executive officers and Directors as a group. As of March 4, 2013, all Directors and officers as a group owned less than 1% of TCPC's outstanding common shares. TCPC owns 100% of SVCP's common limited partnership interests.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the "Commission") and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of such Fund he or she beneficially owns and has the same address as such Fund. Each Fund's address is 2951 28th Street, Suite 1000 Santa Monica, California 90405.

TCPC

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% or more holders
Common Stock	Massachusetts Mutual Life Insurance Company(1) 1500 Main Street, 22nd Floor Springfield, MA 01115	1,603,372	7.47%
Common Stock	Kemper Corporation(2) One East Wacker Drive, Tenth Floor Chicago, IL 60601	1,537,683	7.16%
Common Stock	Merkin, Dick, Dr.(3) 3115 Ocean Front Walk, Suite 301 Marina del Rey, CA 90292	1,243,670	5.8%
Interested Director Nominees
Common Stock	Howard M. Levkowitz	94,751	*
Common Stock	Rajneesh Vig	17,000	*
Independent Directors Nominees
Common Stock	Eric J. Draut	45,032	*
Common Stock	Franklin R. Johnson	10,000	*
Common Stock	Peter E. Schwab	0	0

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Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Executive Officers
Common Stock	Paul L. Davis	7,500	*
Common Stock	Elizabeth Greenwood	0	0

(1)	Massachusetts Mutual Life Insurance Company, parent of Babson Capital Management, LLC, owns 1,603,372 shares and is located at 1500 Main Street, 22nd Floor, Springfield, MA 01115.

(2)	Trinity Universal Insurance Company owns 741,225 shares, United Insurance Company of America owns 741,225 shares and Kemper Pension Trust owns 635,336 shares; each of which are either a subsidiary or an affiliate of Kemper Corporation and each are located at One East Wacker Drive, Tenth Floor, Chicago, IL 60601.

(3)	Central Valley Administrators, Inc. owns 189,984 shares, Heritage New York Medical Group owns 127,067 shares, Heritage Provider Network, Inc. owns 674,618 shares, Oasis Independent Medical Associates, Inc. owns 214,189 shares and Wells Fargo Bank, N.A. FBO Merkin, Richard DIR IRA owns 37,812; each of which are affiliates of Merkin, Richard, Dr. and each are located at 3115 Ocean Front Walk, Suite 301, Marina del Rey, CA 90292. Wells Fargo Securities, LLC and its affiliates disclaim beneficial ownership of the shares held by Mr. Merkin through his IRA.

*	Represents less than 1%.

SVCP

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Preferred Shares	Variable Funding Capital Company LLC c/o Wachovia Capital Markets, LLC 201 South College Street, NC0680 Charlotte, NC 28244	2,512.5	37.5%
Preferred Shares	Versailles CDS LLC 787 Seventh Ave New York, NY 10019	2,512.5	37.5%
Preferred Shares	Nieuw Amsterdam Receivables Corp. c/o Global Securitization Services, LLC 445 Broadhollow Rd., Ste. 239 Melville, NY 11747	1,6745.0	25.0%

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The following table sets out the dollar range of our equity securities beneficially owned by each of our Directors and the Director nominees as of March 4, 2013. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in TCPC(1)
Interested Director Nominees
Howard M. Levkowitz	Over $100,000
Rajneesh Vig	Over $100,000
Independent Directors Nominees
Eric J. Draut(2)	Over $100,000
Franklin R. Johnson	Over $100,000
Peter E. Schwab	None

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)	Mr. Draut has a capital commitment of $750,000 in Tennenbaum Opportunities Fund VI, LLC, a fund advised by the Advisor. Such interest is less than one percent of the class of securities.

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Proposal I. Election of TCPC Directors
Proposal II. Election of SVCP Directors

Pursuant to TCPC's certificate of incorporation and bylaws and SVCP's limited partnership agreement, each Fund's Board of Directors may change the number of Directors constituting the Board, provided that the number thereof will never be less than two nor more than nine, in the case of TCPC, and never be less than three, in the case of SVCP. Each Fund currently has four Directors on their respective Boards of Directors. Each Fund's Board of Directors has approved increasing the number of Directors on the Boards to five and has nominated Rajneesh Vig to serve as an interested director. In the case of TCPC, each Director elected at the Joint Meeting will serve until the later of the date of TCPC's 2014 Annual Meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal. In the case of SVCP, each Director elected at the Joint Meeting will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal. The holders of SVCP’s preferred interests have determined not to exercise at this time their right under the terms of the preferred interests to elect two directors and accordingly will vote along with the holders of SVCP’s common interests on all nominees to the SVCP Board.

A shareholder can vote for or withhold his or her vote from any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a Director, it is intended that the proxy will be voted for the election of such person as is nominated by the Boards of Directors as a replacement. The Boards of Directors have no reason to believe that any of the persons named below will be unable or unwilling to serve, and each such person has consented to being named in this Proxy Statement and to serve if elected.

The Boards of Directors recommend that you vote FOR the election of the nominees named in this Proxy Statement.

INFORMATION ABOUT THE NOMINEES AND DIRECTORS

Certain information with respect to the nominees for election at the Joint Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a Director of TCPC.

The 1940 Act and the NASDAQ rules require that TCPC's Board of Directors consist of at least a majority of independent directors. Under the 1940 Act, in order for a Director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities or be an officer or employee of TCPC or of an investment advisor or principal underwriter to TCPC; control TCPC or an investment advisor or principal underwriter to TCPC; be an officer, director or employee of an investment advisor or principal underwriter to TCPC; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment advisor or principal underwriter to TCPC; be a partner or employee of any firm that has acted as legal counsel to TCPC or an investment advisor or principal underwriter to TCPC during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of TCPC. Under NASDAQ rules, in order for a Director to be deemed independent, TCPC's Board of Directors must determine that the individual does not have a relationship that would interfere with the Director's exercise of independent judgment in carrying out his or her responsibilities.

Each Board of Directors, in connection with the 1940 Act and NASDAQ rules, as applicable, has considered the independence of members of the Board of Directors who are not employed by the Advisor and has concluded that Eric J. Draut, Franklin R. Johnson and Peter E. Schwab (the "independent directors") are not "interested persons" as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the 1940 Act and the NASDAQ rules. In reaching this conclusion, each Board of Directors concluded that Messrs. Draut, Johnson and Schwab had no relationships with the Advisor or any of its affiliates, other than their positions as Directors of the Funds and, if applicable, investments in us or other private funds managed by the Advisor that are on the same terms as those of other shareholders and investors.

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Each current Director and Rajneesh Vig have been nominated for election as a Director to serve until the 2014 Annual Meeting, or until his successor is duly elected and qualifies, in the case of TCPC, and until his successor is duly elected and qualifies, in the case of SVCP. None of the independent Directors has been proposed for election pursuant to any agreement or understanding with any other Director or TCPC. TCPC has entered into an investment advisory agreement with the Advisor. Messrs. Levkowitz and Vig are each a managing partner of the Advisor. In addition, pursuant to the terms of an administration agreement, the GP provides, or arranges to provide, TCPC with the office facilities and administrative services necessary to conduct our day-to-day operations. The GP is controlled by the Advisor and its affiliates.

Biographical Information

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of the Advisor Advised Investment Portfolios ("Portfolios") Overseen*	Other Public Company or Investment Company Directorships Held by Director**
Board Nominee
Non-Interested Directors
Eric J. Draut 2951 28th Street, Suite 1000 Santa Monica, California 90405 1957	Director, Audit Committee Chair, Governance Committee Member and Joint Transactions Committee Member	2013; 2011 to present	From 2011 to present, Director, Audit Committee Chairman, Governance Committee Member and Joint Transactions Committee Member. From 2001 to 2010 Mr. Draut was Executive Vice President, Chief Financial Officer and a Director of Unitrin Inc. (renamed Kemper Corporation in 2011). From 2006 to 2008, he was Treasurer and Director of Lutheran Social Services of Illinois. From 2008 to 2010 and again from 2012 to present, Mr. Draut was and is Chairman of the Board of Lutheran Social Services of Illinois. From 2007 to 2008, Mr. Draut was Co-Chair of the Finance Committee of the Executive Club of Chicago. From 2004 to 2012, Mr. Draut was a member of the Steering Committee for the Office of Risk Management and Insurance Research at the University of Illinois at Urbana-Champaign. Also, from 2008 to present, Mr. Draut has been a Director of Intermec, Inc., where he currently also serves as Chairman of the Audit Committee.	One	Intermec, Inc. (Other Information Services)
Franklin R. Johnson 2951 28th Street, Suite 1000 Santa Monica, California 90405 1936	Director, Governance Committee Chair, Audit Committee Member and Joint Transactions Committee Member	2013; 2006 to present	Since inception, Director, and from 2011 Chairman of the Governance Committee, Audit Committee Member and Joint Transactions Committee Member. Mr. Johnson currently serves on the board of directors and nominating and governance committee of Reliance Steel & Aluminum Co., where he also serves as chair of the audit committee. Until July of 2006, he served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by the Advisor. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and Managing Partner of their Entertainment and Media Practice.	One	Reliance Steel & Aluminum Co. (Metal Fabrication)

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of the Advisor Advised Investment Portfolios ("Portfolios") Overseen*	Other Public Company or Investment Company Directorships Held by Director**
Peter E. Schwab 2951 28th Street, Suite 1000 Santa Monica, California 90405 1936	Director, Audit Committee Member and Joint Transactions Committee Member	2013; 2012 to present	From 2012 to present, Director, and Audit Committee Member and Joint Transactions Committee Member. Mr. Schwab currently serves on the board of advisors for the Entrepreneurial Studies Center at the University of California, Los Angeles School of Business, is a board member for the Cardiovascular Research Foundation of Southern California, a board member of Gibraltar Business Capital, a board member of West Coast Sports Associates and a board member of Brentwood Country Club. Mr. Schwab has 39 years of experience in the asset-based lending industry, most recently as chairman and chief executive officer of Wells Fargo Capital Finance, a unit of Wells Fargo & Company. Prior to joining Wells Fargo Capital Finance (and its predecessor firm Foothill Capital Corporation), he was vice president of business development with Aetna Business Credit (now known as Barclaysamerican Business Credit). He started his career as business development officer at the National Acceptance Company of California.	One	None.
Interested Directors†
Howard M. Levkowitz 2951 28th Street, Suite 1000 Santa Monica, California 90405 1967	Director and Chief Executive Officer	2013; 2006 to present	Since inception, Mr. Levkowitz has been a Director and the President of the Funds. In 2012, Mr. Levkowitz became Chief Executive Officer and was succeeded as President, a position he held from inception through February 2012, by Rajneesh Vig. Mr. Levkowitz serves as President of six other funds managed by the Advisor, and is Chairman of the Advisor's Management Committee. From 1999 to 2004 he was a Portfolio Manager at the Advisor. From 2005 to present, he has been a Managing Partner at the Advisor.	6 RICs consisting of 4 Portfolios	None
Rajneesh Vig 2951 28th Street, Suite 1000 Santa Monica, California 90405 1971	Director Nominee; President	N/A; 2012 to present	In 2012, Mr. Vig became President of the Funds. Since 2011, Mr. Vig has been a Managing Partner of the Advisor. From 2009 to 2010, he was a Partner of the Advisor. From 2006 to 2008, he was a Managing Director of the Advisor. Since 2007, Mr. Vig has been a Director of Dialogic Inc., and its predecessor entity, Dialogic Corporation.	None.	None.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of the Advisor Advised Investment Portfolios ("Portfolios") Overseen*	Other Public Company or Investment Company Directorships Held by Director**
Executive officers who are not directors
Paul L. Davis 2951 28th Street, Suite 1000 Santa Monica, California 90405 1974	Chief Financial Officer	N/A; 2008 to present	Mr. Davis has been the Chief Financial Officer of the Company since 2008. From 2004 to August 2008, Mr. Davis was Chief Compliance Officer and Vice President of Finance at the Advisor; from August 2010 to present, he has been Chief Financial Officer of the Advisor and Mr. Davis is Chief Financial Officer of six other funds managed by the Advisor.	N/A	N/A
Elizabeth Greenwood 2951 28th Street, Suite 1000 Santa Monica, California 90405 1963	Secretary and Chief Compliance Officer	N/A; 2007 to present as Secretary; 2008 to present as Chief Compliance Officer	Ms. Greenwood became Secretary of the Funds in 2007 and Chief Compliance Officer of the Funds in 2008. From 2007 to 2008, she was Associate General Counsel at the Advisor; from 2008 to present, she has been General Counsel of the Advisor; from August 2008 to present, she has been Chief Compliance Officer of the Advisor and Ms. Greenwood is Secretary and Chief Compliance Officer of six other funds managed by the Advisor.	N/A	N/A

*	For purposes of this chart, "RICs" refers to registered investment companies and "Portfolios" refers to the investment programs of the Funds. Some of the RICs have the same investment program because they invest through a master-feeder structure, which results in the smaller number of Portfolios than RICs.

**	Directorships disclosed under this column do not include directorships disclosed under the column "Principal Occupation(s) During Past Five Years."

***	Preferred shares nominee.

†	Messrs. Levkowitz and Vig are "interested persons" (as defined in the 1940 Act) of the Funds by virtue of their current position with the Advisor.

The Boards have adopted procedures for evaluating potential Director candidates against the knowledge, experience, skills, expertise and diversity that it believes are necessary and desirable for such candidates. The Board believes that each Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by such procedures. Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors. Each Director's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a member of the Board of the Funds, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as his or her leadership of standing committees; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to each Board's conclusion that the Director should serve as a Director of the Funds, is provided in below.

Interested director

Howard M. Levkowitz: Mr. Levkowitz is Chief Executive Officer of the Funds. Mr. Levkowitz serves as President of several funds advised by the Advisor, including its Opportunity Funds, and is Chairman of the Advisor's Management Committee. The Board benefits from Mr. Levkowitz's experience at the Advisor and his intimate knowledge of the decision process used by the Advisor's Investment Committee. In addition to overseeing the Funds, Mr. Levkowitz has served as a director of both public and private companies and has served on a number of formal and informal creditor committees. The Board also benefits from Mr. Levkowitz's past experience as an attorney specializing in real estate and insolvencies with Dewey Ballantine. Mr. Levkowitz received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in finance) from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz's current service as Chief Executive Officer and longstanding service as director and president of the Funds, President of other funds advised by the Advisor, and Chairman of the Advisor's Management Committee provide him with a specific understanding of the Funds, its operation, and the business and regulatory issues facing the Funds.

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Interested director nominee

Rajneesh Vig: Mr. Vig is President of the Funds and Director nominee. The Board believes it would benefit from Mr. Vig's experience in accounting, finance and consulting as well as his position with the Advisor. Since 2011, Mr. Vig has been a Managing Partner of the Advisor. From 2009 to 2010, he was a Partner of the Advisor. From 2006 to 2008, he was a Managing Director of the Advisor. Prior to joining the Advisor, Mr. Vig worked for Deutsche Bank in New York as a member of the bank's Principal Finance Group. Prior to that, Mr. Vig was a Director in the Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager in Price Waterhouse's Shareholder Value Consulting group, and he began his career in Arthur Andersen's Financial Markets/Capital Markets group. He currently serves on the board of Dialogic and is a board observer for GSI Group. Mr. Vig is also on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies, recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University. Mr. Vig's current service as President of the Funds provide him with a specific understanding of the Funds, its operation, and the business and regulatory issues facing the Funds.

Independent directors

Eric J. Draut: Mr. Draut is a Director, Chairman of the Funds' Audit Committee, member of the Governance Committee and member of the Joint Transactions Committee. The Board benefits from Mr. Draut's nearly thirty year career in accounting and finance. Mr. Draut recently completed a twenty year career at Unitrin, Inc. (renamed Kemper Corporation in 2011) in 2010, serving the last nine years as Executive Vice President, Chief Financial Officer and a member of its board of directors. Mr. Draut also held positions at Unitrin, Inc. as Group Executive, Treasurer and Corporate Controller. Kemper Corporation currently owns 9.9% of the TCPC's common shares outstanding. Prior to joining Unitrin, Inc., Mr. Draut was Assistant Corporate Controller at Duchossois Industries, Inc. and at AM International, Inc. Mr. Draut began his career at Coopers and Lybrand. Mr. Draut is a Certified Public Accountant, received an M.B.A. in finance and operations from J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Mr. Draut currently serves as a Director and Chairman of the audit committee of Intermec, and volunteers with Lutheran Social Services of Illinois where he currently serves as Chairman of the Board of Directors and recently served as Treasurer of its Board of Directors. Mr. Draut's knowledge of financial and accounting matters, and his independence from the Funds and the Advisor, qualifies him to serve as Chairman of the Funds' Audit Committee.

Franklin R. Johnson: Mr. Johnson is a Director and Chairman of the Funds' Governance Committee, member of the Audit Committee and a member of the Joint Transactions Committee. Mr. Johnson has a wealth of leadership, business and financial experience. He currently serves on the board of directors and nominating and governance committee of Reliance Steel & Aluminum Co., where he also serves as chair of the audit committee. Until July of 2006, he served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by the Advisor. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and Managing Partner of their Entertainment and Media Practice. Mr. Johnson's knowledge of financial and accounting matters qualifies him to serve as a member of the Funds' Audit Committee.

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Peter E. Schwab: Mr. Schwab is a Director, and Audit Committee Member and Joint Transactions Committee Member. Mr. Schwab currently serves on the board of advisors for the Entrepreneurial Studies Center at the University of California, Los Angeles School of Business, is a board member for the Cardiovascular Research Foundation of Southern California, a board member of Gibraltar Business Capital, a board member of West Coast Sports Associates and a board member of Brentwood Country Club. Mr. Schwab received a B.S. in education from California State University, Northridge and his master's degree in education administration from California State University, Northridge. He has 39 years of experience in the asset-based lending industry, most recently as chairman and chief executive officer of Wells Fargo Capital Finance, a unit of Wells Fargo & Company. Prior to joining Wells Fargo Capital Finance (and its predecessor firm Foothill Capital Corporation), he was vice president of business development with Aetna Business Credit (now known as Barclaysamerican Business Credit). He started his career as business development officer at the National Acceptance Company of California. Mr. Schwab's knowledge of financial and accounting matters qualifies him to serve as a member of the Funds' Audit Committee.

Executive officers who are not directors

Paul L. Davis: Mr. Davis is the Chief Financial Officer of the Funds. Mr. Davis also serves as Chief Financial Officer of the Advisor. Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Funds and as Chief Compliance Officer and Vice President, Finance of the Advisor. He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Elizabeth Greenwood: Ms. Greenwood is the Secretary and Chief Compliance Officer of the Funds. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of the Advisor. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel and Chief Compliance Officer at Strome Investment Management, L.P. ("Strome"). Prior to Strome, Ms. Greenwood worked at portfolio companies funded by Pacific Capital Group and Ridgestone Corporation, including acting as Assistant General Counsel of Global Crossing Ltd., and began her legal career as an associate at Stroock & Stroock & Lavan LLP. Ms. Greenwood is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the Board of the Association of Women in Alternative Investing and the California Council for the Humane Society of the United States. Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

CORPORATE GOVERNANCE

Our Directors have been divided into two groups—Interested Directors and Independent Directors. Interested Directors are "interested persons" as defined in the 1940 Act. Howard M. Levkowitz is an Interested Director by virtue of his employment with the Advisor. If elected by stockholders, Mr. Vig will also be an Interested Director by virtue of his employment with the Advisor. In part because the Funds are externally-managed investment companies, the Boards believe having an interested chairperson that is familiar with each Fund's portfolio companies, its day-to-day management and the operations of the Advisor, greatly enhances, among other things, its understanding of the Fund's investment portfolio, business, finances and risk management efforts. In addition, the Boards believe that Mr. Levkowitz's employment with the Advisor allows for the efficient mobilization of the Advisor's resources at each Board's behest and on its behalf.  The Boards do not have a lead independent director. Each Board believes its relatively small size and the composition and leadership of its committees allow each Director to enjoy full, accurate and efficient communication with the Funds, the Advisor and management, and facilitates the timely transmission of information among such parties.

Director Independence

On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the Director is independent. The Boards have determined that each of our Directors, other than Messrs. Levkowitz and Vig, is independent under the 1940 Act and the Nasdaq Global Select Market listing standards.

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Means by Which the Board of Directors Supervises Executive Officers

The Boards are regularly informed on developments and issues related to the business of the Funds, and monitor the activities and responsibilities of the executive officers in various ways. At each regular meeting of the Boards, the executive officers report to the Boards on developments and important issues. Each of the executive officers, as applicable, also provides regular updates to the members of the Boards regarding the Funds' business between the dates of regular meetings of the Boards. Executive officers and other members of the Advisor, at the invitation of the Boards, regularly attend portions of meetings of the Boards and their committees to report on the financial results of the Funds, their operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board's Role in Risk Oversight

Day-to-day risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk) subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Board's general oversight of the Funds and is addressed as part of various Board and committee activities. The Boards, directly or through a committee, also review reports from, among others, management, the independent registered public accounting firm for the Funds and internal accounting personnel for the Advisor, as appropriate, regarding risks faced by the Funds and management's or the service provider's risk functions. The committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds' activities and associated risks. Our Chief Compliance Officer oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and its service providers. The independent directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Code of Conduct

We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer. Our code of conduct is an exhibit to our Annual Report on Form 10-K filed with the Commission, and can be accessed via the Internet site of the Commission at http://www.sec.gov. We disclose amendments to or waivers from a required provision of the code of conduct, if any, on Form 8-K.

Code of ethics

We and the Advisor have each adopted a code of ethics pursuant to the 1940 Act and, with respect to the Advisor, the Investment Advisers Act of 1940 that establishes procedures for personal investments and restricts certain personal securities transactions. The code of ethics can be accessed at http://investors.tcpcapital.com/governance.cfm. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements.

BOARD MEETINGS

During the calendar year 2012, the Boards met 12 times. During each Fund's most recent fiscal year, each Board met 12 times. No incumbent Director attended less than 75% of the aggregate number of meetings of the Boards and of each committee of the Boards on which the Director served during each Fund's most recently completed fiscal year.

COMMITTEES OF THE BOARDS OF DIRECTORS

Our Board of Directors currently has three committees: an Audit Committee, a Governance Committee and a Joint Transaction Committee.

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Audit Committee. The Audit Committee operates pursuant to a charter approved by our Board of Directors and met four times during the fiscal year ended December 31, 2012. The Audit Committee currently holds regular meetings on a quarterly basis and special meetings as needed. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing all material aspects of our accounting and financial reporting processes, monitoring the independence and performance of our independent registered public accounting firm, providing a means for open communication among our independent accountants, financial and senior management and the Board, and overseeing our compliance with legal and regulatory requirements. The Audit Committee is presently composed of Messrs. Draut (Chairperson), Johnson and Schwab, each of whom is considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Our Board of Directors has determined that each member of our Audit Committee is an "audit committee financial expert" as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an "interested person" of the Funds or of the Advisor as defined in Section 2(a)(19) of the 1940 Act.

Joint Transaction Committee. The Joint Transaction Committee is comprised of Messrs. Draut, Johnson and Schwab, met 10 times during the fiscal year ended December 31, 2012 and operates to approve the allocation of certain private placement transactions in which we participate with one or more of the Advisor's other accounts in accordance with our exemptive order obtained from the Commission.

Governance Committee. The Governance Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Governance Committee, including making nominations for the appointment or election of independent directors, personnel training policies and administering the provisions of the code of ethics applicable to the independent directors. The Governance Committee consists of Messrs. Draut, Johnson (Chairperson) and Schwab, each of whom is considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. The Governance Committee met once during the fiscal year ended December 31, 2012.

The Governance Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Funds' activities. In so doing, the Governance Committee reviews the size of the Board and the knowledge, experience, skills, expertise and diversity of the Directors in light of the issues facing the Funds in determining whether one or more new Directors should be added to the Board.

Compensation Committee. We do not and will not have a compensation committee because our executive officers will not receive any direct compensation from us. However, the compensation payable to our Advisor pursuant to the investment management agreements and the cost reimbursements to the GP pursuant to the administration agreements are separately approved by a majority of our independent Directors in accordance with Nasdaq Global Select Market listing standards.

COMPENSATION OF DIRECTORS AND ADVISORY BOARD MEMBERS

The Funds are authorized to pay each independent director the following amounts for serving as a Director: (i) $50,000 a year; (ii) $5,000 for each meeting of the Board of Directors or a committee thereof physically attended by such Director; (iii) $5,000 for each regular meeting of the Board of Directors or a committee thereof attended via telephone by such Director; and (iv) $1,000 for each special meeting of the Board of Directors or a committee thereof attended via telephone by such Director. The Chairman of the Audit Committee receives an additional $5,000 per year. Each Director is also entitled to reimbursement for all out-of-pocket expenses of such person in attending each meeting of the Board of Directors and any committee thereof.

COMPENSATION OF EXECUTIVE OFFICERS

None of the officers receive direct compensation from the Funds. The compensation of the officers is paid by the Advisor or the GP. A portion of such compensation may be received by reimbursement from the Funds for services rendered by him or her on behalf of the Funds.

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INDEMNIFICATION OF BOARD MEMBERS AND OFFICERS

The governing documents of the Funds generally provide that, to the extent permitted by applicable law, each Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Funds will not indemnify Directors with respect to any matter as to which Directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Funds or, in the case of any criminal proceeding, as to which the Directors had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in each Fund's governing documents are subject to any limitations imposed by applicable law.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	Each of the Funds have entered into an investment management agreement with the Advisor.

•	The GP provides each Fund with administrative services necessary to conduct our day-to-day operations. For providing these services, facilities and personnel, the GP may be reimbursed by each Fund for expenses incurred by the GP in performing its obligations under the administration agreement, including each Fund's allocable portion of the cost of certain of its officers and the GP's administrative staff and providing, at each Fund's request and on each Fund's behalf, significant managerial assistance to portfolio companies to which the Funds are required to provide such assistance.

•	TCPC has entered into a royalty-free license agreement with the Advisor, pursuant to which the Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name "TCP."

•	Pursuant to its limited partnership agreement, the general partner of SVCP is SVOF/MM, LLC. SVOF/MM, LLC is an affiliate of the Advisor and is the general partner or managing member of certain other funds managed by the Advisor.

The Advisor and its affiliates, employees and associates currently do and in the future may manage other funds and accounts. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds or accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those accounts. In general, the Advisor will allocate investment opportunities pro rata among us and the other funds and accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements is subject to independent director approval pursuant to the terms of the co-investment exemptive order applicable to us. Under current regulations of the Securities and Exchange Commission, in the absence of an exemption we may be prohibited from co-investing in certain private placements with any unregistered fund or account managed now or in the future by the Advisor or its affiliates. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more other funds or accounts desire to sell it or we may not have additional capital to invest at a time the other funds or accounts do.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our Directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership and any changes therein to the Commission and us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based on our review of Forms 3, 4 and 5 filed by such persons, and information provided by our Directors and officers, we believe that during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

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Proposal III: Authorization of TCPC to Sell Shares of its Common Stock at a
Price Below its Then Current Net Asset Value Per Share

We are a closed-end investment company that has elected to be regulated as a business development company ("BDC") under the 1940 Act. Generally, the 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value, or NAV, per share of such stock. However, certain provisions of the 1940 Act permit such a sale if approved by our stockholders and, in certain cases, if our Board of Directors makes certain determinations.

Pursuant to this provision, we are seeking the approval of our common stockholders so that we may, in one or more public or private offerings of our common stock, sell shares of our common stock at a price below our then current NAV per share, subject to certain conditions discussed below (including, without limitation, that the number of shares sold on any given date does not exceed 25% of our then outstanding common stock immediately prior to such sale). If approved, the authorization would be effective for a twelve month period expiring on the anniversary of the date the Joint Meeting is concluded.

The Board of Directors of TCPC, including a majority of the Independent Directors who have no financial interest in this proposal, has approved this proposal as in the best interests of TCPC and its stockholders and recommends it to the stockholders for their approval. Upon obtaining the requisite stockholder approval, TCPC will comply with the conditions described below in connection with any financing undertaken pursuant to this proposal. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority. See below for a discussion and examples of the dilutive effect of the sale of shares below NAV. We believe that our proposal complies with the guidelines of the leading independent proxy advisory firm, Institutional Shareholder Services, for this type of proposal and is industry standard for BDCs.

Reasons to Offer Common Stock Below NAV Per Share

We believe that market conditions will continue to provide attractive opportunities to deploy capital. Over the past several years, U.S. credit markets, including middle market lending, experienced significant turbulence spurred in large part by the sub-prime residential mortgage crisis and concerns generally about the state of the U.S. economy. This led to significant stock price volatility for capital providers like us and made access to capital more challenging for many firms, particularly those (unlike us) who have relied heavily on secured lending facilities. These factors accelerated during the second half of 2008 and much of 2009, when the number of investors selling assets in order to repay debt or meet equity redemption requirements or other obligations increased significantly. This created forced selling that negatively impacted valuations of debt securities in most markets. The negative pressure on valuations contributed to significant unrealized write-downs of debt investments of many finance companies, including investments in the Fund's portfolio. However, the change in market conditions also has had beneficial effects for capital providers, including more appropriate pricing of risk and more favorable contractual terms.

Market conditions began to improve in 2009 through 2012; however, markets recently have experienced additional disruption due to, among other things, uncertainty surrounding the U.S. federal debt ceiling, deficits and the "fiscal cliff," the Standard & Poor's downgrade of the long term sovereign credit rating of the United States of America and the credit rating of several related government agencies and institutions and the emergence of a financial crisis in parts of Europe affecting the Euro and the European economies. Although we are seeing increased stability over recent months, there can be no assurance that the financial markets will not worsen again in the future. If these adverse market conditions return, we and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of favorable investment opportunities. Capital may not be available to us on favorable terms, or at all, in light of the inherent uncertainty and volatility of the financial markets. The current economic environment gives firms that have access to capital a significant advantage. Even with the recent market disruption, we still believe that there are opportunities in the secondary market and, accordingly, firms that continue to have access to capital in the current environment will have investment opportunities on more favorable terms than have been available at other times. Our ability to take advantage of these opportunities is dependent upon, among other things, our access to equity capital.

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As a BDC and a RIC, for tax purposes, we are dependent on our ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to avoid being subject to U.S. federal income tax, which prevents us from using those earnings to support new investments. Further, BDCs must as a practical matter maintain a debt and preferred stock to common equity ratio of no more than 1:1, which requires us to finance our investments with at least as much common equity as debt and preferred stock in the aggregate. Exceeding the 1:1 debt to equity ratio could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify for tax treatment as a RIC. Although the Company does not currently expect that it will exceed this 1:1 debt to equity ratio, the markets it operates in and the general economy remain volatile and uncertain. Continued volatility in the capital markets and the resulting negative pressure on debt investment valuations could negatively impact the Funds' asset valuations, stockholders' equity and the Funds' debt to equity ratio. We maintain sources of liquidity through our maintenance of a credit facility and other means, but generally attempt to remain close to fully invested and do not hold substantial cash for the purpose of making new investments. Therefore, to continue to build our investment portfolio, and thereby support maintenance and growth of our dividends, we endeavor to maintain continuing access to capital through the public and private equity markets enabling us to take advantage of investment opportunities as they arise.

Even though the underlying performance of a particular portfolio company may not necessarily indicate impairment or its inability to repay all principal and interest in full, the volatility in the debt capital markets may continue to negatively impact the valuations of debt investments and result in further unrealized write-downs of those debt investments. These unrealized write-downs, as well as unrealized write-downs based on the underlying performance of the Funds' portfolio companies, if any, negatively impact stockholders' equity and the resulting debt to equity ratio.

As noted above, market disruption had resulted in good opportunities to invest at attractive risk-adjusted returns. However, the extreme volatility and dislocation that the capital markets had experienced also materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. If these adverse market conditions return and/or worsen in the future, the Funds and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of these good investment opportunities. In addition, the debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares, regardless of the performance of the BDC's investments. Recently our shares of common stock have traded at both a discount to and a premium over the net assets attributable to those shares. The possibility that our shares of common stock will trade at discounts from NAV or at premiums that are unsustainable over the long term is a risk separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the shares that may be offered pursuant to this approval will trade at, above, or below NAV. The following table lists the high and low closing sales prices for our common stock, and the sales price as a percentage of NAV per share. On March 4, 2013, the last reported closing sale price of our common stock was $15.79 per share, which represented a premium of approximately 7.3% to our last reported NAV per share as of December 31, 2012 of $14.71.

			Stock Price		Premium/ Discount of High Sales Price to	Premium/ Discount of Low Sales Price to
	NAV(1)		High(2)	Low(2)	NAV(3)	NAV(3)
Fiscal year ended December 31, 2012
Second Quarter(4)	$14.70		$14.75	$13.80	0.3%	(6.1)%
Third Quarter	14.79		$15.96	$14.23	7.9%	(3.8)%
Fourth Quarter	14.71		$15.80	$14.66	7.4%	(0.3)%
Fiscal year ended December 31, 2013
First Quarter (to March 4, 2013)		(5)	$15.96	$14.64	%(5)	%(5)

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(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)	Calculated as of the respective High/Low Stock Price divided by the quarter end NAV.

(4)	From April 5, 2012 (initial public offering) to June 30, 2012.

(5)	NAV has not yet been finally determined for any day after December 31, 2012.

The Board of Directors believes that having the flexibility to issue our common stock below NAV per share in certain instances is in the best interests of stockholders. If we were unable to access the capital markets as attractive investment opportunities arise, our ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing us to sell assets that we would not otherwise sell, and such sales could occur at times that are disadvantageous to sell. We could also expend considerable time and resources on a capital raise advantageous for stockholders, but be forced to abandon it solely due to stock market activity causing our stock price to dip temporarily below our NAV per share plus selling costs. Even if we are able to access the capital markets, there is no guarantee that we will grow over time and continue to pay steady or increasing dividends. The Board of Directors believes that sales of common stock at less than NAV per share in the future could have either a positive or negative effect on TCPC's stock price depending on a variety of factors, including the TCPC's use of the proceeds of such sales.

Conditions to Sales Below NAV Per Share

If this proposal is approved, we will only sell shares of our common stock pursuant to such authority at a price below NAV per share if the following conditions are met:

•	a majority of our independent directors and a majority of the company's directors who have no financial interest in the sale have approved the sale as in the best interests of TCPC and its stockholders;

•	a majority of such Directors, who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount, which could be substantial; and

•	the number of shares to be sold on any given date pursuant to such authority does not exceed 25% of TCPC's then outstanding common stock immediately prior to each such sale.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of our common stock at a price that is less than the NAV per share and the expenses associated with such issuance on the NAV per outstanding share of our common stock. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a disproportionately greater decrease in a stockholder's interest in our earnings and assets and their voting interests than the increase in our assets resulting from such issuance. Our Board of Directors will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance. Our Board of Directors also will consider, among other things, the fact that sales of common stock at a discount to net asset value will benefit the Advisor as the Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of TCPC or from the offering of common stock at a premium to NAV per share. It should be noted that the maximum number of shares salable below NAV on any given date pursuant to this authority that could result in such dilution is limited to 25% of TCPC's then outstanding common stock immediately prior to such sale.

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In addition, if we are not successful with this proposal, we may utilize a rights offering in order to access the equity markets if we trade below NAV per share. A rights offering may be at a greater discount to NAV per share than an offering of our common stock at a price below our NAV per share because, among other things, a rights offering requires a long marketing period which might result in greater share price erosion. As such, we believe that having the ability to issue our common stock below NAV per share in accordance with the terms of this proposal could, in many instances, be preferable to such an issuance pursuant to a rights offering.

The 1940 Act establishes a connection between common stock sale price and NAV per share because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares reduces NAV per share. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders' holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if our current stockholders do not purchase sufficient shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV per share, their voting power will be diluted.

Examples of Dilutive Effect of the Issuance of Shares Below NAV Per Share

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur in an actual offering. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

The examples assume hypothetically that the issuer has 21,500,000 common shares outstanding, to $550,000,000 in total assets and $234,000,000 in total liabilities. The hypothetical NAV and NAV per share are thus $316,000,000 and $14.70. Using these hypothetical numbers, the chart below illustrates the dilutive effect on Stockholder A of (1) an offering of 1,075,000 shares of common stock (5% of the outstanding shares of common stock) at $13.97 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 2,150,000 shares of common stock (10% of the outstanding shares of common stock) at $13.23 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 5,375,000 shares of common stock (25% of the outstanding shares of common stock) at $11.03 per share after offering expenses and commissions (a 25% discount from NAV), and (4) an offering of 5,375,000 shares of common stock (25% of the outstanding shares of common stock) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$14.70		$13.93		$11.61		$-
Net Proceeds per Share to Issuer		$13.97		$13.23		$11.03		$-
Decrease to NAV
Total Shares Outstanding	21,500,000	22,575,000	5.00%	23,650,000	10.00%	26,875,000	25.00%	26,875,000	25.00%
NAV per Share	$14.70	$14.66	(0.25)%	$14.56	(0.92)%	$13.96	(5.01)%	$11.76	(20.01)%
Dilution to Stockholder
Shares Held by Stockholder A	215,000	215,000	—	215,000	—	215,000	—	215,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$3,160,500	$3,152,499	(0.25)%	$3,131,314	(0.92)%	$3,002,075	(5.01)%	$2,528,000	(20.01)%
Total Investment by Stockholder A (Assumed to be $14.70 per Share)	$3,160,500	$3,160,500		$3,160,500		$3,160,500		$3,160,500
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(8,001)		$(29,186)		$(158,425)		$(632,500)
Per Share Amounts
NAV per Share Held by Stockholder A		$14.66		$14.56		$13.96		$11.76
Investment per Share Held by Stockholder A (Assumed to be $14.70 per Share on Shares Held Prior to Sale)	$14.70	$14.70		$14.70		$14.70		$14.70
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.04)		$(0.14)		$(0.74)		$(2.94)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.25)%		(0.92)%		(5.01)%		(20.01)%

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Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in the offering or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV per share dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV per share dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV per share dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV per share dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

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Required Vote

Approval of this proposal may be obtained by the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting that are not held by affiliated persons of TCPC, which includes Directors, officers, employees, and 5% stockholders. For purposes of this alternative, the 1940 Act defines "a majority of the outstanding shares" as: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the company, whichever is less.

The Board of Directors recommends that you vote "FOR" the proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company's then current net asset value per share in one or more offerings.

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PROPOSAL IV: Approval To Authorize TCPC, With Approval Of Its Board of Directors, To Issue Warrants, Options Or Other Rights To Subscribe For, Convert To Or Purchase TCPC's Common Stock In One Or More Offerings.

Our Board of Directors believes it is in our best interests to have the ability to issue warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures, under appropriate circumstances in connection with our capital raising and financing activities. Sections 18(d) and 61(a) of the 1940 Act restrict the ability of a BDC to issue warrants, options or other rights to subscribe for or convert to voting securities of the BDC. Subject to certain exceptions set forth in the 1940 Act, if warrants, options or other rights are to be issued, the authority must be approved by the stockholders of the BDC. Thus, our Board of Directors has approved and recommends to the stockholders for their approval a proposal authorizing us to issue warrants, options or other rights to subscribe for, convert to or purchase shares of our common stock, which warrants, options or other rights may or may not be accompanied by other securities of TCPC.

If this proposal is approved, subject to the authority, any issuances of warrants, options or other rights to subscribe for, convert to or purchase shares of our common stock would be made in accordance with Section 61(a)(3) of the 1940 Act, pursuant to which we would be permitted to issue securities that may be converted into or exercised for shares of our common stock at a conversion or exercise price per share not less than our current market price at the date of issuance. This conversion or exercise price may, however, be less than our NAV per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock.

Background and Reasons for the Proposal

Our management and the Board of Directors have determined that it would be advantageous for us to have the ability to issue warrants, options or other rights, which may include convertible preferred stock and convertible debentures where the conversion value is a predominant element of the value of the convertible security, to subscribe for, convert to or purchase common stock in connection with our financing and capital raising activities. As stated above in Proposal III, the current economic environment gives firms that have access to capital a significant advantage. Our ability to issue warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures, as described above, may be an effective way for us to raise capital in the current environment.

We have no immediate plans to issue any such warrants, options or other rights. However, in order to provide flexibility for future issuances, which typically must be undertaken quickly, the Board of Directors has approved and is seeking stockholder approval of this proposal to issue warrants, options or other rights to subscribe for, convert to or purchase shares of common stock either accompanied by or not accompanied by other securities of TCPC. The final terms of any warrants, options or other rights (subject to the requirements noted in Section 61 of the 1940 Act), including exercise/conversion price, term and exercise/conversion requirements, would be determined by the Board of Directors at the time of issuance. Also, the nature and amount of consideration that would be received by us at the time of issuance and the use of any such consideration will be considered and approved by the Board of Directors at the time of issuance.

Conditions to Issuance

Each issuance of warrants, options or other rights to subscribe for, convert to or purchase shares of common stock that is subject to this authority will comply with Section 61(a) of the 1940 Act. Specifically, for subject issuances, Section 61(a) requires that (i) the exercise or conversion feature of the warrants, options or other rights must expire within 10 years of issuance, (ii) the exercise or conversion price for the warrants, options or other rights must not be less than the current market value of the common stock at the date of the issuance of the warrants, options or other rights and (iii) the individual issuances of warrants, options or other rights must be approved by a majority of our Directors who are not "interested persons" of us as defined in the 1940 Act on the basis that such issuance is in our and our stockholders' best interests. If such securities are accompanied by other securities when issued, the securities cannot be separately transferable unless no class of such securities and the other securities that accompany them has been publicly distributed.

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In addition, Section 61(a) of the 1940 Act limits the number of warrants, options or other rights to subscribe for, convert to, or purchase our common stock that can be issued under the authority provided by this proposal. Specifically, the amount of voting securities that would result from the exercise or conversion of all of such warrants, options or other rights to subscribe for, convert to, or purchase our common stock at the time of issuance may not exceed 25% of our outstanding voting securities.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock and the expenses associated with such issuances on the NAV per outstanding share of our common stock. Because the exercise or conversion price per share at the time of exercise or conversion could be less than the net asset value per share of our common stock at the time of exercise or conversion, and because we would incur expenses in connection with any such issuance of warrants or convertible debt, such exercise or conversion could result in a dilution of net asset value per share of our common stock at the time of such exercise. See "Key Stockholder Considerations" and "Example of Dilutive Effect of the Issuance of Shares Below NAV" in Proposal III.

If this proposal is approved, no further authorization from stockholders will be solicited by us prior to the issuance of any warrants, options or other rights to subscribe for, convert to or purchase shares of common stock whose issuance is subject to such authority.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Joint Meeting. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

The Board of Directors of TCPC recommends that you vote "FOR" the proposal to authorize TCPC, with approval of its Board of Directors, to issue warrants, options or other rights to subscribe for, convert to, or purchase TCPC's common stock in one or more offerings as described above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Directors, including a majority of the Independent Directors, of each Fund have selected Ernst & Young ("E&Y") as the independent registered public accounting firm for the Funds. E&Y, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to each Fund. Each Audit Committee has discussed with E&Y its independence with respect to the Funds and certain matters required to be discussed by Statement on Auditing Standard No. 114, as amended (Codification of Statements on Auditing Standards, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T). Each Audit Committee has considered whether the provision of non-audit services by each Fund's independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm. Each Audit Committee also reviews and discusses the Funds' financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in each Fund's Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Audit Committee's review and discussion of the Funds' independent registered public accounting firm, pursuant to authority delegated by the respective Boards, each Audit Committee approved the respective Fund's audited financial statements for the Fund's most recently completed fiscal year for which audited financial statements are available be included in each Fund's Annual Report to Shareholders.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements included in each Fund's annual report on Form 10-K and a review of financial statements included in each Fund's quarterly reports on Form 10-Q, or services that are normally provided by E&Y in connection with statutory and regulatory filings for the past two fiscal years. Audit fees incurred by TCPC for its fiscal years ended December 31, 2012 and December 31, 2011 were $140,000 and $27,000, respectively, and audit fees incurred by SVCP for the same fiscal years were $125,000 and $54,000, respectively. Neither TCPC nor SVCP incurred any fees for the audit of internal controls under Sarbanes-Oxley Section 404 in conjunction with the fiscal years ended December 31, 2012 or December 31, 2011.

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Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. TCPC incurred audit-related fees with E&Y in the amount of $83,000 and $197,900 during the fiscal years ended December 31, 2012 and December 31, 2011, respectively. The services comprising such fees related to the filing of TCPC’s registration statement on Form N-2. SVCP incurred audit-related fees with E&Y in the amount of $7,750 and $7,750, respectively, in the same periods.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance, and include services for E&Y's provision of tax preparation services and the execution and filing of each Fund's tax returns. SVCP and TCPC each has a tax year end of December 31. Tax fees incurred by SVCP were $21,400 and $21,400 in its tax years ended December 31, 2012 and December 31, 2011, respectively. Tax fees incurred by TCPC were $36,750 and $36,750 in its tax years ended December 31, 2012 and December 31, 2011, respectively.

All Other Fees. All other fees would include fees for products and services other than the services reported above. The Funds incurred no such fees for the past two fiscal years.

Each Audit Committee is required to approve all audit engagement fees and terms for its Fund. Each Audit Committee also is required to consider and act upon (i) the provision by the Fund's independent accountant of any non-audit services to the Fund, and (ii) the provision by the Fund's independent accountant of non-audit services to the Funds and any entity controlling, controlled by, or under common control with the Funds that provide ongoing services to the Funds ("Affiliated Service Providers") to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the Commission.

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by E&Y, each Fund's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Funds by E&Y and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by E&Y to each Fund's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Funds, but only if the non-audit services have a direct impact on the operations or financial reporting of the Funds.

The Audit Committee of each Fund consists of the following Board Members:

Eric J. Draut (Chair);
Franklin R. Johnson; and
Peter E. Schwab

Shareholder Communications

Shareholders who want to communicate with the Boards or any individual Board Member should email investor.relations@tennenbaumcapital.com, send a fax to 310-566-1010 or write their Fund to the attention of Investor Relations at 2951 28th Street, Suite 1000 Santa Monica, California 90405. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Fund's Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may email investor.relations@tennenbaumcapital.com, send a fax to 310-566-1010 or address letters to Investor Relations at 2951 28th Street, Suite 1000 Santa Monica, California 90405. Shareholders who are uncomfortable submitting complaints to Investor Relations may address letters directly to the Chair of the Audit Committee of the Board that oversees each Fund at 2951 28th Street, Suite 1000 Santa Monica, California 90405. Such letters may be submitted on an anonymous basis.

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STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2014 ANNUAL MEETING

Stockholders may present proper nominations of candidates for Director or other proposals for inclusion in TCPC's proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such nominations or proposals in writing to the Secretary of TCPC in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the Certificate of Incorporation and Bylaws of TCPC. TCPC expects that the 2014 Annual Meeting of Stockholders will be held in April 2014, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Stockholder Proposals for Inclusion in TCPC's Proxy Statement and Proxy Card

To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in TCPC's proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder's nomination of a candidate for Director or other proposal must be received at TCPC's principal executive offices not less than 120 calendar days before the anniversary of the date TCPC's proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder's nomination of a candidate for Director or other proposal must be received no later than November , 2013 in order to be included in TCPC's proxy statement and proxy card for the 2014 Annual Meeting.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at TCPC's Annual Meeting

The deadline for submitting notice of a stockholder's nomination of a candidate for Director or other proposal for consideration at the 2014 Annual Meeting, under TCPC's current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. Accordingly, a stockholder's nomination of a candidate for Director or other proposal must be received no earlier than October , 2013 and no later than 5:00 p.m., Eastern Time, on November , 2013 in order to be considered at the 2014 Annual Meeting. In order to be considered timely, such notice will be delivered to the Secretary at the principal executive office of TCPC and will set forth all information required under Section 5 of Article II of TCPC's current Bylaws.

FINANCIAL STATEMENTS AVAILABLE

A copy of each Fund's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 containing audited financial statements accompanies this proxy statement.

Along with this proxy statement, each Fund will provide to each shareholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2012. Copies of these documents may also be accessed electronically by means of the Commission's home page on the internet at http://www.sec.gov. Other than the financial statements incorporated by reference above, the Annual Report on Form 10-K is not part of the proxy solicitation materials.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of shareholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties.

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Generally, the Funds do not receive any nonpublic personal information relating to their shareholders, although certain nonpublic personal information of shareholders may become available to the Funds. The Funds do not disclose any nonpublic personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to nonpublic personal information about their shareholders to their investment advisor's employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of their shareholders.

Householding of Proxy Materials

The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are the Funds' stockholders will be "householding" its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Global Investor Relations team at Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or investor.relations@tennenbaumcapital.com or 310-566-1003. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request "householding" of their communications should contact their brokers.

OTHER MATTERS

Each Board is not aware of any other matters to be presented at the Joint Meeting. Should any other matter requiring a vote of shareholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.

You are cordially invited to attend the Joint Meeting in person. Whether or not you plan to attend the Joint Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Boards,

Howard M. Levkowitz
Director and Chief Executive Officer of the Funds

March     , 2013

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